Exhibit 99.1

IBM RELEASES FIRST-QUARTER RESULTS

Software and Consulting Led Revenue Growth; Strong Gross Profit Margin Expansion

ARMONK, N.Y., April 19, 2023 . . . IBM (NYSE: IBM) today announced first-quarter 2023 earnings results.

“Our first quarter results demonstrate that clients continue turning to IBM for our unique combination of an open hybrid cloud platform, enterprise-focused AI, and business expertise to unlock productivity and drive efficiency in their operations," said Arvind Krishna, IBM chairman and chief executive officer. "This gives us confidence in our current growth expectations for revenue and free cash flow for the year.”

First-Quarter Highlights

●	Revenue
−	Revenue of $14.3 billion, up 0.4 percent, up 4.4 percent at constant currency
−	Software revenue up 3 percent, up 6 percent at constant currency
−	Consulting revenue up 3 percent, up 8 percent at constant currency
−	Infrastructure revenue down 4 percent, flat at constant currency

●	Cash Flow
−	Net cash from operating activities of $3.8 billion, up $0.5 billion; free cash flow of $1.3 billion, up $0.1 billion

FIRST QUARTER 2023 INCOME STATEMENT SUMMARY
Results include impact of charges for stranded costs related to portfolio actions*
					Pre-tax			Diluted
			Gross	Pre-tax	Income		Net	Earnings
	Revenue		Profit	Income*	Margin*		Income*	Per Share*
GAAP from Continuing Operations	$14.3B		$7.5B	$1.1B	7.4%		$0.9B	$1.02
Year/Year	0.4	%**	2%	70%	3.0	Pts	41%	40%
Operating (Non-GAAP)			$7.7B	$1.4B	10.2%		$1.2B	$1.36
Year/Year			2%	(4)%	(0.5)	Pts	(2)%	(3)%

* Results include the impact of charges for stranded costs related to portfolio actions. YTY impact of charges for GAAP and Operating (Non-GAAP) results: Pre-Tax Income ($0.25B); Pre-Tax Income Margin (1.8 Pts); Net Income ($0.20B); EPS ($0.22).

** 4% at constant currency

“In the quarter, we remained focused on the fundamentals of our business, increasing productivity and generating operating leverage," said James Kavanaugh, IBM senior vice president and chief financial officer. "As a result, we again expanded our gross profit margin, improved our underlying profit performance and increased our cash generation. We are well-positioned to continue investing for growth and returning value to shareholders through dividends.”

Segment Results for First Quarter

●	Software — revenues of $5.9 billion, up 2.6 percent, up 5.6 percent at constant currency:
−	Hybrid Platform & Solutions up 2 percent, up 5 percent at constant currency:
▪	Red Hat up 8 percent, up 11 percent at constant currency
▪	Automation down 1 percent, up 2 percent at constant currency
▪	Data & AI up 1 percent, up 3 percent at constant currency
▪	Security down 1 percent, up 2 percent at constant currency
−	Transaction Processing up 3 percent, up 7 percent at constant currency

●	Consulting — revenues of $5.0 billion, up 2.8 percent, up 8.2 percent at constant currency:
−	Business Transformation up 1 percent, up 6 percent at constant currency
−	Technology Consulting down 1 percent, up 4 percent at constant currency
−	Application Operations up 7 percent, up 13 percent at constant currency

●	Infrastructure — revenues of $3.1 billion, down 3.7 percent, up 0.1 percent at constant currency:
−	Hybrid Infrastructure up 1 percent, up 4 percent at constant currency:
▪	z Systems up 7 percent, up 11 percent at constant currency
▪	Distributed Infrastructure down 3 percent, flat at constant currency
−	Infrastructure Support down 9 percent, down 4 percent at constant currency

●	Financing — revenues of $0.2 billion, up 27.3 percent, up 31.0 percent at constant currency

Cash Flow and Balance Sheet

In the first quarter, the company generated net cash from operating activities of $3.8 billion, up $0.5 billion year to year. Net cash from operating activities excluding IBM Financing receivables was $1.8 billion. IBM’s free cash flow was $1.3 billion, up $0.1 billion year to year.

IBM ended the first quarter with $17.6 billion of cash and marketable securities, up $8.8 billion from year-end 2022. Debt, including IBM Financing debt of $10.5 billion, totaled $58.7 billion, up $7.8 billion since the end of 2022. The company returned $1.5 billion to shareholders in dividends in the first quarter.

Full-Year 2023 Expectations

●	Revenue: The company expects constant currency revenue growth of three percent to five percent. At current foreign exchange rates, currency is expected to be neutral to revenue growth.
●	Free cash flow: The company continues to expect about $10.5 billion in free cash flow, up more than $1 billion year to year.

Forward-Looking and Cautionary Statements

Except for the historical information and discussions contained herein, statements contained in this release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are based on the company’s current assumptions regarding future business and financial performance. These statements involve a number of risks, uncertainties and other factors that could cause actual results to differ materially, including, but not limited to, the following: a downturn in economic environment and client spending budgets; a failure of the company’s innovation initiatives; damage to the company’s reputation; risks from investing in growth opportunities; failure of the company’s intellectual property portfolio to prevent competitive offerings and the failure of the company to obtain necessary licenses; the company’s ability to successfully manage acquisitions, alliances and dispositions, including integration challenges, failure to achieve objectives, the assumption of liabilities and higher debt levels; fluctuations in financial results; impact of local legal, economic, political, health and other conditions; the company’s failure to meet growth and productivity objectives; ineffective internal controls; the company’s use of accounting estimates; impairment of the company’s goodwill or amortizable intangible assets; the company’s ability to attract and retain key employees and its reliance on critical skills; impacts of relationships with critical suppliers; product quality issues; impacts of business with government clients; reliance on third party distribution channels and ecosystems; cybersecurity and data privacy considerations; adverse effects related to climate change and environmental matters; tax matters; legal proceedings and investigatory risks; the company’s pension plans; currency fluctuations and customer financing risks; impact of changes in market liquidity conditions and customer credit risk on receivables; potential failure of the separation of Kyndryl Holdings, Inc. to qualify for tax-free treatment; risk factors related to IBM securities; and other risks, uncertainties and factors discussed in the company’s Form 10-Qs, Form 10-K and in the company’s other filings with the U.S. Securities and Exchange Commission or in materials incorporated therein by reference. Any forward-looking statement in this release speaks only as of the date on which it is made. Except as required by law, the company assumes no obligation to update or revise any forward-looking statements.

Presentation of Information in this Press Release

In an effort to provide investors with additional information regarding the company’s results as determined by generally accepted accounting principles (GAAP), the company has also disclosed in this press release the following non-GAAP information, which management believes provides useful information to investors:

IBM results —

●	adjusting for currency (i.e., at constant currency);
●	presenting operating (non-GAAP) earnings per share amounts and related income statement items;
●	free cash flow;
●	cash from operating activities excluding IBM Financing receivables.

The rationale for management’s use of these non-GAAP measures is included in Exhibit 99.2 in the Form 8-K that includes this press release and is being submitted today to the SEC.

Conference Call and Webcast

IBM’s regular quarterly earnings conference call is scheduled to begin at 5:00 p.m. EDT, today. The Webcast may be accessed via a link at https://www.ibm.com/investor/events/earnings-1q23. Presentation charts will be available shortly before the Webcast.

Financial Results Below (certain amounts may not add due to use of rounded numbers; percentages presented are calculated from the underlying whole-dollar amounts).

Contact:	IBM
Sarah Meron, 347-891-1770
sarah.meron@ibm.com

Tim Davidson, 914-844-7847
tfdavids@us.ibm.com

INTERNATIONAL BUSINESS MACHINES CORPORATION

COMPARATIVE FINANCIAL RESULTS

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended
	March 31,
	2023	2022
REVENUE BY SEGMENT
Software	$5,921	$5,772
Consulting	4,962	4,829
Infrastructure	3,098	3,219
Financing	196	154
Other	75	224
TOTAL REVENUE	14,252	14,197

GROSS PROFIT	7,509	7,335

GROSS PROFIT MARGIN
Software	79.5%	78.8%
Consulting	25.2%	24.3%
Infrastructure	51.7%	50.5%
Financing	43.9%	37.7%

TOTAL GROSS PROFIT MARGIN	52.7%	51.7%

EXPENSE AND OTHER INCOME
S,G&A	4,853	4,597
R,D&E	1,655	1,679
Intellectual property and custom development income	(180)	(121)
Other (income) and expense	(245)	246
Interest expense	367	311
TOTAL EXPENSE AND OTHER INCOME	6,451	6,712

INCOME FROM CONTINUING OPERATIONS
BEFORE INCOME TAXES	1,058	623
Pre-tax margin	7.4%	4.4%
Provision for/(Benefit from) income taxes	124	(39)
Effective tax rate	11.7%	(6.3)%

INCOME FROM CONTINUING OPERATIONS	$934	$662

DISCONTINUED OPERATIONS
Income/(loss) from discontinued operations, net of taxes	(7)	71

NET INCOME	$927	$733

EARNINGS PER SHARE OF COMMON STOCK
Assuming Dilution
Continuing Operations	$1.02	$0.73
Discontinued Operations	$(0.01)	$0.08
TOTAL	$1.01	$0.81

Basic
Continuing Operations	$1.03	$0.74
Discontinued Operations	$(0.01)	$0.08
TOTAL	$1.02	$0.82

WEIGHTED-AVERAGE NUMBER OF COMMON SHARES OUTSTANDING (M’s)
Assuming Dilution	917.8	909.2
Basic	907.5	899.3

INTERNATIONAL BUSINESS MACHINES CORPORATION

CONDENSED CONSOLIDATED BALANCE SHEET

(Unaudited)

	At	At
	March 31,	December 31,
(Dollars in Millions)	2023	2022
ASSETS:
Current Assets:
Cash and cash equivalents	$9,337	$7,886
Restricted cash	198	103
Marketable securities	8,057	852
Notes and accounts receivable - trade, net	5,757	6,541
Short-term financing receivables, net	6,662	7,790
Other accounts receivable, net	812	817
Inventories	1,603	1,552
Deferred costs	1,055	967
Prepaid expenses and other current assets	2,501	2,611
Total Current Assets	35,982	29,118

Property, plant and equipment, net	5,344	5,334
Operating right-of-use assets, net	2,789	2,878
Long-term financing receivables, net	5,065	5,806
Prepaid pension assets	8,487	8,236
Deferred costs	846	866
Deferred taxes	6,419	6,256
Goodwill	56,193	55,949
Intangibles, net	10,905	11,184
Investments and sundry assets	1,607	1,617
Total Assets	$133,637	$127,243

LIABILITIES:
Current Liabilities:
Taxes	$1,650	$2,196
Short-term debt	4,887	4,760
Accounts payable	3,728	4,051
Deferred income	13,220	12,032
Operating lease liabilities	869	874
Other liabilities	6,638	7,592
Total Current Liabilities	30,993	31,505

Long-term debt	53,826	46,189
Retirement related obligations	9,509	9,596
Deferred income	3,443	3,499
Operating lease liabilities	2,094	2,190
Other liabilities	12,099	12,243
Total Liabilities	111,964	105,222

EQUITY:
IBM Stockholders’ Equity:
Common stock	58,675	58,343
Retained earnings	149,253	149,825
Treasury stock — at cost	(169,544)	(169,484)
Accumulated other comprehensive income/(loss)	(16,780)	(16,740)
Total IBM Stockholders’ Equity	21,604	21,944

Noncontrolling interests	68	77
Total Equity	21,672	22,021

Total Liabilities and Equity	$133,637	$127,243

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW ANALYSIS

(Unaudited)

	Three Months Ended
	March 31,
(Dollars in Millions)	2023	2022*
Net Cash from Operations per GAAP	$3,774	$3,248

Less: change in IBM Financing receivables	1,977	1,631
Capital Expenditures, net	(457)	(378)

Free Cash Flow	1,340	1,240

Acquisitions	(22)	(698)
Divestitures	—	61
Dividends	(1,497)	(1,475)
Non-Financing Debt	9,692	4,675
Other (includes IBM Financing net receivables and debt)	(762)	(590)

Change in Cash, Cash Equivalents, Restricted Cash and Short-term Marketable Securities	$8,752	$3,213

* Includes immaterial cash flows from discontinued operations.

INTERNATIONAL BUSINESS MACHINES CORPORATION

CASH FLOW

(Unaudited)

	Three Months Ended
	March 31,
(Dollars in Millions)	2023	2022*
Net Income from Operations	$927	$733
Depreciation/Amortization of Intangibles	1,074	1,257
Stock-based Compensation	268	234
Working Capital / Other	(473)	(606)
IBM Financing A/R	1,977	1,631
Net Cash Provided by Operating Activities	$3,774	$3,248

Capital Expenditures, net of payments & proceeds	(457)	(378)
Divestitures, net of cash transferred	—	61
Acquisitions, net of cash acquired	(22)	(698)
Marketable Securities / Other Investments, net	(7,481)	(344)
Net Cash Provided by/(Used in) Investing Activities	$(7,960)	$(1,358)

Debt, net of payments & proceeds	7,304	2,948
Dividends	(1,497)	(1,475)
Financing - Other	(99)	(95)
Net Cash Provided by/(Used in) Financing Activities	$5,708	$1,377

Effect of Exchange Rate changes on Cash	24	(5)
Net Change in Cash, Cash Equivalents and Restricted Cash	$1,547	$3,263

* Includes immaterial cash flows from discontinued operations.

INTERNATIONAL BUSINESS MACHINES CORPORATION

SEGMENT DATA

(Unaudited)

	Three Months Ended March 31, 2023

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,921	$4,962	$3,098	$196
Pre-tax Income from Continuing Operations*	$1,164	$382	$216	$100
Pre-tax Margin*	19.7%	7.7%	7.0%	51.3%
Change YTY Revenue	2.6%	2.8%	(3.7)%	27.3%
Change YTY Revenue - constant currency	5.6%	8.2%	0.1%	31.0%

	Three Months Ended March 31, 2022

(Dollars in Millions)	Software	Consulting	Infrastructure	Financing
Revenue	$5,772	$4,829	$3,219	$154
Pre-tax Income from Continuing Operations	$1,134	$348	$199	$84
Pre-tax Margin	19.7%	7.2%	6.2%	54.6%

* The first quarter 2023 pre-tax charge of approximately $0.26 billion for stranded costs related to portfolio actions is not included in the measure of segment pre-tax income, consistent with the company’s management system.

INTERNATIONAL BUSINESS MACHINES CORPORATION

U.S. GAAP TO OPERATING (Non-GAAP) RESULTS RECONCILIATION

(Unaudited; Dollars in millions except per share amounts)

	Three Months Ended March 31, 2023
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$7,509	$148		$—		$—		$—		$7,658
Gross Profit Margin	52.7%	1.0	pts.	—	pts.	—	pts.	—	pts.	53.7%
S,G&A	$4,853	$(246)		$—		$—		$—		$4,607
Other (Income) & Expense	(245)	(2)		5		—		—		(242)
Total Expense & Other (Income)	6,451	(247)		5		—		—		6,209
Pre-tax Income from Continuing Operations	1,058	396		(5)		—		—		1,449
Pre-tax Income Margin from Continuing Operations	7.4%	2.8	pts.	0.0	pts.	—	pts.	—	pts.	10.2%
Provision for/(Benefit from) Income Taxes (4)	$124	$91		$(10)		$(5)		$—		$200
Effective Tax Rate	11.7%	3.1	pts.	(0.7)	pts.	(0.3)	pts.	—	pts.	13.8%
Income from Continuing Operations	$934	$305		$5		$5		$—		$1,249
Income Margin from Continuing Operations	6.6%	2.1	pts.	0.0	pts.	0.0	pts.	—	pts.	8.8%
Diluted Earnings Per Share: Continuing Operations	$1.02	$0.33		$0.01		$0.01		$—		$1.36

	Three Months Ended March 31, 2022
	Continuing Operations
		Acquisition-		Retirement-		Tax		Kyndryl-
		Related		Related		Reform		Related		Operating
	GAAP	Adjustments (1)		Adjustments (2)		Impacts		Impacts (3)		(Non-GAAP)
Gross Profit	$7,335	$181		$—		$—		$—		$7,516
Gross Profit Margin	51.7%	1.3	pts.	—	pts.	—	pts.	—	pts.	52.9%
S,G&A	$4,597	$(286)		$—		$—		$(0)		$4,311
Other (Income) & Expense	246	(1)		(202)		—		(222)		(179)
Total Expense & Other (Income)	6,712	(287)		(202)		—		(222)		6,001
Pre-tax Income from Continuing Operations	623	468		202		—		222		1,515
Pre-tax Income Margin from Continuing Operations	4.4%	3.3	pts.	1.4	pts.	—	pts.	1.6	pts.	10.7%
Provision for/(Benefit from) Income Taxes (4)	$(39)	$109		$58		$116		$—		$244
Effective Tax Rate	(6.3)%	9.1	pts.	4.6	pts.	7.7	pts.	0.9	pts.	16.1%
Income from Continuing Operations	$662	$359		$144		$(116)		$222		$1,271
Income Margin from Continuing Operations	4.7%	2.5	pts.	1.0	pts.	(0.8)	pts.	1.6	pts.	9.0%
Diluted Earnings Per Share: Continuing Operations	$0.73	$0.39		$0.16		$(0.13)		$0.24		$1.40

(1)  Includes amortization of purchased intangible assets, in process R&D, transaction costs, applicable restructuring and related expenses, tax charges related to acquisition integration and pre-closing charges, such as financing costs.

(2)  Includes amortization of prior service costs, interest cost, expected return on plan assets, amortized actuarial gains/losses, the impacts of any plan curtailments/settlements and pension insolvency costs and other costs.

(3) Primarily relates to fair value changes in shares of Kyndryl common stock that were retained by IBM.

(4)  Tax impact on operating (non-GAAP) pre-tax income from continuing operations is calculated under the same accounting principles applied to the As Reported pre-tax income under ASC 740, which employs an annual effective tax rate method to the results.